Third Quarter 2010 Review October 22, 2010 Speakers: Henry Meyer Jeff Weeden Exhibit 99.2

2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Key's financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements are not historical facts but instead represent only management's current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of Key's control. Key's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Factors that could cause Key's actual results to differ materially from those described in the forward-looking statements can be found in Key's Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Reports on Form 10-Q for the periods ended March 31, 2010, and June 30, 2010, which have been filed with the Securities and Exchange Commission and are available on Key's website (www.key.com) and on the Securities and Exchange Commission's website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. Key does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE

3 Profitable in the third quarter and year-to-date 2010 Credit quality continues to improve Capital and reserves remain strong Investing in core relationship businesses 3Q10 Strategic Update

4 Financial Summary - Third Quarter 2010 Capital (b) Asset Quality Financial Performance Metrics 3Q10 3Q10 TE = Taxable equivalent, EOP = End of Period (a) From continuing operations unless otherwise noted. (b) From consolidated operations. (c) 9-30-10 ratios are estimated. (a) $.19 3.35% .93 8.59% 14.26 18.18 8.00 3.81% 4.00 2.69 2.67 3.48

5 5 (a) Continuing operations, unless otherwise noted. (b) Ending balances; loans & loans HFS (excluding securitized loans) to deposits (excluding foreign branch). (c) Consolidated operations. Key's Targets for Success (a)

6 6 Average Loans and Deposits 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Commercial & Industrial 23.7 21.502 19.347 18.421 17.418 16.705 CRE - Comml Mtg 11.9 10.946 10.358 10.087 10.108 9.634 CRE - Construction 5.5 5.834 5.246 4.537 3.773 3.165 Leasing 4.6 4.505 4.484 4.41 4.2 4.226 Home Equity 10.3 10.192 10.101 9.967 9.838 9.711 Other Consumer 2.9 2.932 2.965 2.964 2.973 2.997 Exit Portfolios 9.8 8.92 8.033 7.243 6.7 6.129 Total Loans 68.7 64.83 60.533 57.628 54.953 52.566 Average Deposits Home equity Leasing CRE - construction CF&A CRE - Mortgage Average Loans $ in billions Other consumer 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Foreign Deposits DDA 12.4 13.604 14.655 14.941 15.644 15.949 NOW/Money Market 24.1 24.444 24.91 24.722 25.27 25.783 Savings 1.8 1.799 1.801 1.828 1.883 1.885 CD's < $100K 14.9 14.749 13.753 12.611 11.309 9.648 CD's > $100K 13.5 12.771 11.675 10.538 9.485 7.635 Total 66.8 67.367 66.794 64.64 63.591 60.9 CDs > $100K CDs < $100K Savings DDA NOW/MMDA $ in billions (a) Ending balances; loans & loans held for sale (excluding securitized loans) to deposits (excluding foreign branch). Exit portfolios Loan to Deposit Ratio (a) 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Loans / Deposits 1.01 0.95 0.91 0.88 0.88 0.862 Discontinued 0.06 0.06 0.07 0.05 0.05 0.056 Total Loans 1.07 1.01 0.98 0.93 0.93 0.918 Continuing operations Discontinued operations

7 7 Asset Quality Nonperforming Loans Net Charge-offs & Provision for Loan Losses $ in millions 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Nonperforming Loans 2185 2290 2187 2065 1703 1372 NPLs to Period-End Loans 0.0325 0.0368 0.0372 0.0369 0.0319 0.0267 Nonperforming loans NPLs to period-end loans $ in millions Allowance for Loan Losses Allowance to Nonperforming Loans 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Allowance for Loan Losses 2339 2485 2534 2425 2219 1957 ALL to period end loans 0.0348 0.04 0.0431 0.0434 0.0416 0.0381 Allowance for loan losses $ in millions ALLL to period-end loans 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 ALLL to nonperforming loans 1.07 1.0852 1.1587 1.1743 1.303 1.4264 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Net Loan Charge-offs 502 587 708 522 435 357 NCO to Avg Loans 0.0293 0.0359 0.0464 0.0367 0.0318 0.0269 Provision for Loan Losses 823 733 756 413 228 94 Net charge-offs Provision for loan losses NCOs to average loans

8 8 Net Interest Margin (TE) TE = Taxable equivalent (a) The information shown in this table has been adjusted to exclude the impact of certain leveraged lease terminations, which reduced taxable equivalent net interest income by $14 million in 3Q09. 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Net Interest Income 689 692 716 722 726 726 744 700 706 712 750 738 738 684 664 595 591 613 637 632 623 647 NII Adjustments 34 838 18 0 15 738.4 738 684 642 595 591 613 637 Net Interest Spread 0.0319 0.0309 0.0306 0.0305 0.0296 0.0285 0.0285 0.027 0.0262 0.0252 0.0275 0.0281 0.0288 0.027 0.0245 0.0238 0.023 0.0237 0.0253 0.0271 0.027 0.0293 Net Interest Margin 0.0367 0.0363 0.0368 0.0372 0.0368 0.0361 0.0366 0.035 0.0346 0.034 0.0348 0.0329 0.0332 0.0317 0.0287 0.0279 0.0277 0.0287 0.0304 0.0319 0.0317 0.0335 $ in millions Continuing Operations Net interest margin Net interest spread Net interest income (a) Highlights Net interest margin is up 18 bps compared to 2Q10 and up 48 bps from 3Q09. Benefited from improved funding mix as maturing CDs re-price, move into lower-cost transaction deposits or exited. During the 3rd quarter, approximately $2.8 billion in CDs originated prior to 2009 matured at an average cost of 4.51%. During the 4th quarter, approximately $800 million in CDs originated prior to 2009 are maturing at an average cost of 4.19%. Remaining higher costing CDs originated prior to 2009 mature as follows: 2011 $1.5 billion, average cost 4.75% 2012 2.4 billion, average cost 4.86% >2012 1.9 billion, average cost 5.04% Net Interest Margin Trend Average CD Balances and Cost $ in billions 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Total CDs 28.5 27.52 25.4 23.149 20.8 17.3 Rate on CDs 0.0372 0.0356 0.0344 0.033 0.0313 0.0282 Average rate on CDs Total average CDs

9 9 Noninterest Income Areas of Focus Targeting specific high opportunity client segments in National Banking - using the balance sheet strategically Letter of credit and loan fees increased $19 million compared to prior quarter Leverage investment banking and capital markets opportunities Investment banking and capital markets income increased by $11 million compared to prior quarter Continue to build out Private Banking platform and Key Investment Services Improve alignment of products and services across organization - business decisions based on highest value to Key Noninterest Income and % of Total Revenue 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Noninterest Income 706 382 469 450 492 486 Noninterest Income / Total Revenue 0.55 0.3894 0.424 0.4158 0.4413 0.4289 Noninterest income Noninterest Income to total revenue $ in millions

10 10 Noninterest Expense Noninterest Expense and Average FTEs 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Noninterest Expense 855 901 871 785 769 736 Average FTEs 16937 16436 15973 15772 15665 15584 Noninterest expense Average FTEs $ in millions Highlights Implemented $224 million of Keyvolution cost savings through 3Q10 Estimate $300 - $375 million in annual run rate savings by the end of 2012 once Keyvolution is complete OREO costs declined $18 million from 2Q10 and down $47 million from 3Q09 Personnel costs declined $26 million from 2Q10 and down $21 million from 3Q09

11 11 Pre-provision Net Revenue and ROAA (a) Pre-provision Net Revenue (b) Return on Average Assets 3Q09 4Q09 1Q10 2Q10 3Q10 ROAA -0.0162 -0.0094 -0.0026 0.0044 0.0093 3Q09 4Q09 1Q10 2Q10 3Q10 PPNR 142 235 297 346 397 $ in millions (c) (a) From continuing operations (b) Net interest income plus taxable-equivalent adjustment and noninterest income less noninterest expense (c) Adjusted to exclude the impact of a $45 million intangible asset impairment and a $17 million loss related to the exchange of common shares for capital securities. $ in millions

12 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Common 0.0583 0.056 0.0558 0.0562 0.0562 0.0736 0.0764 0.075 0.0751 0.0807 0.0859 Capital Raise Convertible 0.0059 0.006 0.0062 0.0065 0.003 0.0032 0.0034 0.0035 0.0036 0.0036 TARP 0.0226 0.0239 0.0252 0.0268 0.0282 0.0291 0.0299 0.0306 Qualifying Securities 0.025 0.0234 0.0237 0.0242 0.0256 0.0239 0.0197 0.0209 0.0215 0.022 0.0225 Tier 1 0.0833 0.0853 0.0855 0.1092 0.1122 0.1257 0.1261 0.1275 0.1292 0.1362 0.1426 Tarp Tier 1 - Peer Median 0.0764 0.0822 0.0835 0.106 0.1092 0.1109 0.116 0.1155 0.1141 0.1185 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Tangible Common Equity 0.0658 0.0685 0.0632 0.0629 0.0595 0.0606 0.0735 0.0758 0.0756 0.0737 0.0765 0.08 Capital Raise Total Tangible Common Equity - Peer Median 0.0559 0.0568 0.0575 0.0574 0.0487 0.0518 0.0632 0.0619 0.0608 0.0645 0.0681 0 Peer Median 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Common 0.0583 0.056 0.0558 0.0562 0.0562 0.0736 0.0764 0.075 0.0751 0.0807 0.0859 Convertible 0.0059 0.006 0.0062 0.0065 0.003 0.0032 0.0034 0.0035 0.0036 0.0036 TARP 0.0226 0.0239 0.0252 0.0268 0.0282 0.0291 0.0299 0.0306 Qualifying capital securities 0.025 0.0235 0.0237 0.0242 0.0256 0.0239 0.0197 0.0209 0.0215 0.022 0.0225 Allowance for Loan losses 0.0122 0.0126 0.0126 0.0126 0.0127 0.0129 0.0129 0.013 0.0129 0.0128 0.0127 Qualifying LTD 0.0279 0.0261 0.0259 0.0264 0.0269 0.0281 0.0275 0.029 0.0286 0.029 0.0265 Total RBC 0.1234 0.1241 0.124 0.1482 0.1518 0.1667 0.1665 0.1695 0.1707 0.178 0.1818 Total RBC - Peer Median 0.1136 0.1197 0.1215 0.1448 0.143 0.1508 0.1575 0.154 0.1468 0.1511 Qualifying common Convertible preferred Capital purchase program Capital securities Qualifying ALLL/unfunded comm. Qualifying LTD 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Common 0.0525 0.056 0.0558 0.0562 0.0562 0.0736 0.0764 0.075 0.0751 0.0807 0.0859 Capital Raise 0 0 Convertible 0.0066 0.0066 0.0063 0.0068 0.0057 TARP 0.0234 0.0249 0.025 Tangible Equity to Tangible Assets - Key 0.0685 0.056 0.0558 0.0562 0.0562 0.0736 Tarp Tangible Equity to Tangible Assets - Peer Median 0.0568 0.059 0.059 0.0774 0.0795 Tier 1 - Peer Median 0.0287 0.03 0.0327 0.0465 0.0578 0.0714 0.0725 0.071 0.0748 0.0778 Tier 1 Common Equity (a) Tangible Common Equity to Tangible Assets Total Risk-Based Capital (a) Tier 1 Risk-Based Capital (a) (a) 9-30-10 ratios are estimated. Capital Ratios

13 Appendix

14 Pre-provision Net Revenue Trend (a) TE = taxable equivalent (a) Adjusted to exclude the impact of a $45 million intangible asset impairment and a $17 million loss related to the exchange of common shares for capital securities. (b) Net interest income plus taxable-equivalent adjustment and noninterest income less noninterest expense $ in millions Continuing Operations Pre-provision net revenue (b) Net interest income (TE) Noninterest income Noninterest expense 3Q09 4Q09 1Q10 2Q10 3Q10

15 6/30 loans Exit port. runoff / paydown Net charge-offs Net decrease 9/30 loans 1 53.334 52.928 52.571 51.354 51.354 2 0.406 0 0 3 0.357 1.217 CF&A and Leasing Total Loans Total Consumer Total Commercial Real Estate 3Q10 Loan Activity $53.3 $51.4 $.4 $ in billions $.4 $1.1 6/30 loans Exit port. runoff / paydown Net charge-offs Net decrease 9/30 loans 1 23.733 23.538 23.386 23.034 23.034 2 0.195 0 0 3 0.152 0.352 $23.7 $23.0 $.2 $.2 $.3 6/30 loans Exit port. runoff / paydown Net charge-offs Net decrease 9/30 loans 1 13.4 13.359 13.237 12.4 12.4 2 0.041 0 0 3 0.122 0.837 $13.4 $12.4 $.1 $.0 $.8 6/30 loans Exit port. runoff / paydown Net charge-offs Net decrease 9/30 loans 1 16.2 16.03 15.947 15.916 15.916 2 0.17 0 0 3 0.083 0.031 $16.2 $15.9 $.1 $.2 $.0 (a) (a) (a) (a) Numbers may not cross foot due to rounding (a) Exit portfolio runoff / paydown excludes net charge-offs.

16 Investment Portfolio Highlights 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Avg. Securities Available for Sale 8.36 12.154 15.937 16.312 17.285 20.276 Average Yield 0.0437 0.04 0.0382 0.0373 0.0363 0.0343 Average AFS securities Growth in Available for Sale Securities Average yield $ in billions Until loan demand returns, excess liquidity will go into the investment portfolio Agency or GSE backed: GNMA, Fannie & Freddie New issuance CMOs, sequentials and PACs New purchase average duration 2.5 to 3.5 years Average portfolio maturity at September 30, 2010: 2.4 years Unrealized net gain of $791 million on available- for-sale securities portfolio at 9/30/10

17 N/M = Not Meaningful (a) Net charge-off amounts are annualized in calculation. (b) 9-30-10 allowance by portfolio is estimated. $ in millions Credit Quality by Portfolio

18 $ in millions Third Quarter 2010 Second Quarter 2010 Commercial Portfolio - Continuing Ops. Average Loans, NCOs and NPLs

19 $ in millions (a) Nonresidential land and development loans. N/M = Not Meaningful Commercial Real Estate Loans September 30, 2010 (a)

20 $ in millions (a) Nonresidential land and development loans. (a) Commercial Real Estate

21 $ in millions, except average loan size (a) Average LTVs are at origination. Current average LTVs for Community Banking total home equity loans and lines is approximately 75%, which compares to 76% at the end of the second quarter of 2010. Home Equity Loans September 30, 2010 (a)

22 $ in millions (a) Includes the business aviation, commercial vehicle, office products, construction and industrial leases, Canadian lease financing portfolios and all remaining balances related to lease in, lease out; sale in, sale out; service contract leases; and qualified technological equipment leases. (b) Includes loans in Key's education loan securitization trusts consolidated upon the adoption of new consolidation accounting guidance on January 1, 2010. Exit Loan Portfolio

23 Continuing Operations Net Charge-offs to Average Loans

24 Continuing Operations Nonperforming Loans to Period-end Loans